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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  August 6, 2001
                                                   --------------

                           Enterasys Networks, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                        1-10228             04-2797263
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(State or other Jurisdiction            (Commission          (IRS Employer
     of Incorporation)                  File Number)      Identification No.)

                    35 Industrial Way, Rochester, NH       03867
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            (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:  (603) 332-9400

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Item 5.  Other Events

Cabletron Systems, Inc. ("Cabletron") previously announced a plan to transform its business and as part of this transformation, Enterasys Networks, Inc. ("Enterasys" or the "Company") became an independent, publicly traded company by merging with and into Cabletron, on August 6, 2001. The surviving corporation has changed its name to Enterasys Networks, Inc. Enterasys trades on the New York Stock Exchange under the symbol "ETS", replacing Cabletron which was traded under the symbol "CS".

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ENTERASYS NETWORKS, INC.
August 8, 2001       By: /s/ Enrique P. Fiallo
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     Date                     Enrique P. Fiallo
                              Chairman, President and Chief Executive Officer

August 8, 2001       By: /s/ Robert J. Gagalis
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     Date                     Robert J. Gagalis
                              Executive Vice President, Chief Financial Officer